Exhibit 10.1

CUSTOMER AGREEMENT – THIRD AMENDMENT

This THIRD AMENDMENT TO THE CUSTOMER AGREEMENT (“Third Amendment”) is dated May 1, 2018 by and between Church & Dwight Co., Inc. (“C&D”) and Neoteric Cosmetics, Inc. (“Customer”). Each a “Party”, together the “Parties”.

PREAMBLE

WHEREAS, C&D and Customer entered into a Customer Agreement, with an effective date July 15, 2014 as amended on July 1, 2016 and July 17, 2017 (collectively the “Agreement”);

WHEREAS, Customer wishes to continue to distribute certain C&D products; and

WHEREAS, C&D and Customer hereby mutually desire to amend the Agreement as stated below.

The Parties hereby agree to amend the Agreement as follows effective as at the Effective Date (as defined below):

1.	Section 2 – Term.

The Term of the Agreement is hereby renewed for a period of one (1) year from January 1, 2019 and shall expire on December 31, 2019.

2.	Authorized Specialty Retailers List.

As of the Effective Date of this Third Amendment, the Authorized Specialty Retailer List is deleted in its entirety and replaced with the revised Authorized Specialty Retailer List to be delivered by C&D concurrently with the execution of this Third Amendment.

3.	Effect of the Third Amendment.

In the event of any conflict between the terms set forth in this Third Amendment and the terms of the Agreement, the terms in this Third Amendment shall supersede and control as to the subject matter.  In all other respects, all other terms and conditions of the Agreement shall remain in full force and effect.  Capitalized terms used in this Third Amendment shall have the meaning ascribed to them in the Agreement unless otherwise defined herein.

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IN WITNESS WHEREOF, this Third Amendment is executed and effective as of the last date written below (“Effective Date”) by the duly authorized representatives of the Parties.

CHURCH & DWIGHT CO., INC.		NEOTERIC COSMETICS, INC.

By:	/s/ Gina Hall	By:	/s/ Mark Goldstein
Name:	Gina Hall	Name:	Mark Goldstein
Title:	VP Sales Non-Food	Title:	CEO

Date:	4/30/18	Date:	4/24/18